                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      SEPTEMBER 24, 1998
                                                      --------------------------



                           INFORMATION ADVANTAGE, INC.
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRATION AS SPECIFIED IN CHARTER)


          DELAWARE                      000-23475                41-1718445
----------------------------           ------------          -------------------
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION                 FILE NUMBER)          IDENTIFICATION NO.)


7905 GOLDEN TRIANGLE DRIVE, SUITE 190, EDEN PRAIRIE, MN          55344-7227
-------------------------------------------------------      -------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (612) 833-3700
                                                  ------------------------------



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS

     The information which is set forth in the Registrant's News Release dated September 24, 1998 is incorporated by reference.


ITEM 7. EXHIBITS

(c)  EXHIBITS:

     Exhibit
     Number
     -------
      99.1          Text of Press Release dated September 24, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Information Advantage, Inc.
                                     ---------------------------
                                     (Registrant)



Date:  September 24, 1998            By: /s/ Donald W. Anderson
                                        -----------------------------------
                                        Donald W. Anderson
                                        Vice President and Chief Financial
                                        Officer

                           INFORMATION ADVANTAGE, INC.

                                  EXHIBIT INDEX

Exhibit
Number
-------
99.1          Text of Press Release dated September 24, 1998.